SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         First Federal Bankshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

                                       N/A
________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

                                       N/A
________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

                                       N/A
________________________________________________________________________________
5)   Total fee paid:

                                       N/A
________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

                                       N/A
________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:
                                       N/A
________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:
                                       N/A
________________________________________________________________________________
     3)   Filing Party:
                                       N/A
________________________________________________________________________________
     4)   Date Filed:
                                       N/A
________________________________________________________________________________

September 21, 2001

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Federal Bankshares, Inc. (the "Company"), I cordially invite you to attend the 2001 Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m., Iowa time on October 25, 2001 at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the Company's fiscal 2001 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2002. The Board has carefully considered these proposals and believes that their approval is in the best interests of the Company and its stockholders. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                   Sincerely,



                                   /s/ Barry Backhaus
                                   ---------------------
                                   Barry Backhaus
                                   President and Chief Executive Officer

                         FIRST FEDERAL BANKSHARES, INC.
                                329 Pierce Street
                             Sioux City, Iowa 51101
                                 (712) 277-0200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 25, 2001


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Federal Bankshares, Inc. will be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa at 9:00 a.m., Iowa time, on October 25, 2001.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.   The election of two directors of the Company;

         2. The ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending June 30, 2002;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 12, 2001 (the "Record Date") are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Suzzette F. Hoevet
                                          ----------------------
                                          Suzette F. Hoevet
                                          Secretary

Sioux City, Iowa
September 21, 2001


--------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT



                         First Federal Bankshares, Inc.
                                329 Pierce Street
                             Sioux City, Iowa 51101
                                 (712) 277-0200


                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 25, 2001


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Federal Bankshares, Inc. (the "Company"), the parent company of First Federal Bank (the "Bank" or "First Federal"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa on October 25, 2001, at 9:00 a.m., Iowa time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 21, 2001.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of KPMG LLP as auditors of the Company for the fiscal year ending June 30, 2002.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The holders of a majority of all of the shares of the Company's Common Stock entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for all purposes. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of the appointment of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

         Proxies solicited hereby will be returned to the Company and will be tabulated by Inspectors of Election designated by the Board of Directors.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Suzette F. Hoevet, Secretary, First Federal Bankshares, Inc., 329 Pierce Street, Sioux City, Iowa 51101.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary or desirable to implement the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 12, 2001 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 4,289,261 shares of Common Stock issued and outstanding. The following table sets forth information as of September 12, 2001 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the issued and outstanding Common Stock and of all directors and executive officers of the Company and the Bank as a group. This information is based solely upon information supplied to the Company and the filings required pursuant to the Securities Exchange Act of 1934.

                                                       Shares
                                                    Beneficially        Percent
                  Beneficial Owner                     Owned            of Class
-----------------------------------------------     ------------        --------
First Federal Employee Stock Ownership Plan (1)        292,264            6.81%
329 Pierce Street
Sioux City, Iowa 51101

Tontine Financial Partners, L.P.                       316,800            7.39%
Tontine Management, L.L.C.
Jeffrey L.  Gendell
200 Park Avenue, Suite 3900
New York, New York 10166

Directors and executive officers of the Company      449,943(2)          10.49%
  as a group (11 persons)


------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 137,171 shares of which have been allocated to accounts of participants. First Bankers Trust Company, N.A. of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above excludes options which do not vest within 60 days of September 12, 2001.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of 10 members, each of whom is also a director of the Bank. Effective on the date of the Meeting, the size of the Company's Board of Directors will be reduced to eight members. The directors are divided into three classes. Directors of the Company are generally elected to serve for three-year terms which are staggered to provide for the election of approximately one-third of the directors each year.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                   Current    Shares of Common
                        Age at                                                      Term     Stock Beneficially         Percent
                       June 30,                                        Director      to           Owned at                of
      Name(1)            2001      Position(s) Held                    Since(2)    Expire    September 12, 2001(3)       Class
------------------    ---------    -----------------                   --------   -------    ---------------------     ---------

                                  NOMINEES FOR TERMS TO EXPIRE IN 2004

Barry E. Backhaus         56      President, Chief Executive             1987      2001           107,913(4)             2.52%
                                  Officer and Chairman of
                                  the Board
David S. Clay             43      Director                               1998       2001           14,614(5)                *


                                  DIRECTORS CONTINUING IN OFFICE

Jon G. Cleghorn           59      Executive Vice President,              1997       2003           69,824(6)             1.63%
                                  Chief Operating Officer and
                                  Director
Steven L. Opsal           47      Executive Vice President               1998       2003           52,149(7)             1.22%
                                  and Director
David Van Engelenhoven    58      Director                               1993       2003            7,985(8)                *

Gary L. Evans             62      Director                               1989       2002           22,431(9)                *
Allen J. Johnson          62      Director                               1993       2002           10,630(8)                *
Harland D. Johnson        71      Director                               1979       2002           50,511(8)             1.18%

------------
*   Less than 1%.
(1) The mailing address for each person listed is 329 Pierce Street, Sioux City, Iowa 51101.
(2) Reflects initial appointment to the Board of Directors of the Bank or its mutual predecessor, First Federal Savings and Loan Association of Sioux City, as the case may be.
(3) Includes all shares of Common Stock held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the executive officers and directors effectively exercise sole or shared voting and/or investment power.
(4) Includes 3,688 and 16,000 shares subject to options under the 1992 and 1999 Stock Option Plans, respectively, that vest within 60 days of the Record Date.
(5) Includes 823 and 2,000 shares subject to options under the 1992 Directors' Plan and the 1999 Stock Option Plan, respectively, that vest within 60 days of the Record Date.
(6) Includes 2,177 and 10,000 shares subject to options under the 1992 and 1999 Stock Option Plans, respectively, that vest within 60 days of the Record Date.
(7) Includes 6,587 and 10,000 shares subject to options under the 1992 and 1999 Stock Option Plans, respectively, that vest within 60 days of the Record Date.
(8) Includes 2,000 shares subject to options under the 1999 Stock Option Plan that vest within 60 days of the Record Date. (9) Includes 1,000 shares subject to options under the 1999 Stock Option Plan that vest within 60 days of the Record Date.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Board of Directors

         Barry E. Backhaus has been President and Chief Executive Officer of the Bank since 1990 and Chairman of the Board since 1997; he has been affiliated with the Bank since 1969. Mr. Backhaus has been President, Chief Executive Officer and Chairman of the Board of the Company since its formation in 1998.

         David S. Clay is Vice President and Treasurer of Grinnell College, Grinnell, Iowa.

         Jon G. Cleghorn has been Executive Vice President of the Bank since 1990 and has been affiliated with the Bank in various capacities since 1974. Mr. Cleghorn has been Executive Vice President and Chief Operating Officer of the Company since its formation in 1998.

         Gary L. Evans is the retired President and Chief Executive Officer of Sioux Honey Association.

         Allen J. Johnson is the retired President and Chief Executive Officer of Great West Casualty Company, a property and casualty company located in South Sioux City, Nebraska.

         Harland D. Johnson is the retired owner/operator of Johnson Hardware, a retail hardware store.

         Steven L. Opsal is Executive Vice President of the Bank. Mr. Opsal was previously the President and Chief Executive Officer of Grinnell Federal Savings Bank and GFS Bancorp, Inc. prior to their merger into the Bank. Mr. Opsal has been Executive Vice President of the Company since its formation in 1998.

         David Van Engelenhoven is the owner of Van Engelenhoven Agency, Inc., an insurance agency located in Orange City, Iowa.

Executive Officer Who Is Not a Director

         Executive officers of the Company are elected annually by the Board of Directors of the Company. The business experience of the executive officer who is not also a director is set forth below.

         Sandra Sabel is the Senior Vice President of the Company. Ms. Sabel has served in this position since the formation of the Company in 1998. Ms. Sabel also serves as Senior Vice President of the Bank and has served in this position since 1990.

Meetings and Committees of the Board of Directors

         The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended June 30, 2001, the Board of Directors held 10 regular meetings. During the fiscal year ended June 30, 2001, no directors attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

         The Board of Directors of the Company maintains an Audit Committee and a Compensation and Benefits Committee.

         The Compensation and Benefits Committee consists of Directors Dr. Nancy
A. Boysen, Gary L. Evans, Allen J. Johnson and Dennis B. Swanstrom. The Committee meets to review the performance of officers and employees and determines compensation and benefits programs and adjustments. The Committee met three times in fiscal 2001.

         The Audit Committee of the Company consists of Directors Dr. Nancy A. Boysen, David S. Clay, Allen J. Johnson and David Van Engelenhoven. The Audit Committee met three times in fiscal 2001. The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company's independent auditors and internal auditing department. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's financial statements to generally accepted accounting principles.

         The Board of Directors adopted a written Charter for the Audit Committee in May 2000. The Charter was revised in September 2001, and a copy of the revised Charter is attached to this proxy statement as Exhibit A.

Audit Committee Report

         As part of its responsibilities, the Audit Committee hereby reports the following:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

         4. Based on review and discussions referred to in paragraph 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

         Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers, Inc.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference. This report shall not otherwise be deemed filed under such Acts.

         The undersigned members of the Audit Committee have submitted this report.

         Dr. Nancy A. Boysen
         David S. Clay
         Allen J. Johnson
         David Van Englenhoven

Ownership Reports by Officers and Directors

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2001.

Directors' Compensation

         Outside members of the Board of Directors of First Federal received fees of $600 for each meeting attended in fiscal 2001. Outside members of Board committees were paid $200 for each committee meeting attended during fiscal 2001. During the fiscal year ended June 30, 2001, First Federal paid a total of $62,000 in directors' and committee fees, which amounts include fees deferred at the election of directors pursuant to the Deferred Compensation Plan for Directors. See "Benefits--Deferred Compensation Plan for Directors."

         In addition to the foregoing fees, First Federal pays annual retainer fees of $5,000 for each outside director. Such retainer fees are paid on a quarterly basis.

         No separate compensation was paid to directors for service on the Board of Directors or Board Committees of the Company.

Benefits

         Pension Plan. First Federal enrolls all regular full-time employees who have attained the age of 21 and completed one year of service of 1000 hours or more with First Federal, in a defined benefit non-contributory pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's retirement. These payments are calculated in accordance with a formula based on the employee's "average annual compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment.

         The formula for determining normal retirement allowance is: 1.5%* X years of benefit service X high 5 average salary = regular annual allowance.

         Under the plan, the Bank makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. Employee benefits under the plan vest as designated in the schedule below:

             Completed Years                                          Vested
              of Employment                                         Percentages

             Fewer than 5 ......................................         0%
             5 or more..........................................       100%




         The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (figured on the formula shown above):

                                                           Years of Benefit Service
                               -------------------------------------------------------------------------------
       Average Salary              10               15                20               25                30
       --------------          ----------       ----------        ----------       ----------        ----------
        $   20,000              $  3,000         $   4,500         $  6,000         $   7,500         $  9,000
        $   30,000              $  4,500         $   6,750         $  9,000         $  11,250         $ 13,500
        $   50,000              $  7,500         $  11,250         $ 15,000         $  18,750         $ 22,500
        $   75,000              $ 11,250         $  16,875         $ 22,500         $  28,125         $ 33,750
        $  100,000              $ 15,000         $  22,500         $ 30,000         $  37,500         $ 45,000
        $  150,000              $ 22,500         $  33,750         $ 45,000         $  56,250         $ 67,500


         As of June 30, 2001, Mr. Backhaus had 30 years of benefit service, Mr. Cleghorn had 25 years of benefit service, and Mr. Opsal had 25 years of benefit service under the pension plan.

         Employee Stock Ownership Plan and Trust. The Bank has established the Employee Stock Ownership Plan (the "ESOP") for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code"). Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. Shares purchased by the ESOP are held in a suspense account for allocation among participants.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Participants were credited for years of service with the Bank prior to the effective date of the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service.

         The Compensation Committee of the Board of Directors administers the ESOP. The committee may instruct the trustee of the ESOP regarding investment of funds contributed to the ESOP. The ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the trustee to the ESOP participants.

         Stock Option Plans. In 1992, the Board of Directors of the Bank adopted the First Federal Savings Bank of Siouxland 1992 Incentive Stock Option Plan (the "1992 Stock Option Plan") and the 1992 Stock Option Plan for


------------------------
         *2% on all accrued benefits through September 1, 1996.

Outside
Directors (the "Directors' Plan"). All officers and employees of the Company, the Bank and its subsidiaries are eligible to participate in the 1992 Stock Option Plan. Only non-employee directors are eligible to participate in the Directors' Plan. In 1999, the Board of Directors of the Company adopted the 1999 Stock Option Plan (the "1999 Stock Option Plan"), which was approved by Company stockholders in October 1999. Officers, employees and non- employee directors of the Company, the Bank and its subsidiaries are all eligible to participate in the 1999 Stock Option Plan.

         Pursuant to the 1992 Stock Option Plan, the Directors' Plan and the 1999 Stock Option Plan, stock options for 164,353, 41,088 and 263,500 shares, respectively, were eligible for issuance to plan participants. As of June 30, 2001, options on 156,510, 34,663, and 247,000 shares, respectively, had been issued to participants pursuant to these plans.

         Pursuant to these option plans, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under
Section 422 of the Code, (ii) options that do not so qualify ("non-qualified options"), and (iii) re-load options, dividend equivalent rights and "Limited Rights" (described below) that are exercisable only upon a change in control of the Company. Incentive stock options may only be granted to employees of the Company, the Bank or an affiliate of the Company or the Bank. Non-employee directors may be granted non- qualified stock options.

         The grant of awards under the 1992 Stock Option Plan and the 1999 Stock Option Plan is determined by a committee of the Board of Directors consisting of the four outside directors serving on the Compensation and Benefits Committee. With respect to the Directors' Plan, all options were granted at the time of the implementation of the plan. Each then director was granted non-qualified options to purchase 3,903 shares and the Chairman of the Board received options for an additional 3,903 shares of common stock. The Directors' Plan further provides that each new director shall be granted options to purchase 500 shares to the extent options remain available in, or are returned to, the Directors' Plan.

         The following table shows the number of shares of common stock underlying unexercised options and the unrealized value of such options at June 30, 2001 pursuant to each of the stock option plans.


----------------------------------------------------------------------------------------------------------------------------
                                                                            Aggregate Unrealized Value of
                             # of Unexercised Options Granted to                    Options(1)
                           ----------------------------------------   ----------------------------------------     Weighted
                                                        Employees                                   Employees      Average
                              Non-                      (Excluding        Non-                     (Excluding      Exercise
                            employee     Executive      Executive       employee      Executive     Executive      Price of
       Plan                Directors      Officers      Officers)      Directors      Officers      Officers)      Options
----------------------------------------------------------------------------------------------------------------------------
1992 Stock Option Plan          --         12,454         9,613              --         $5,562       $63,679         $9.51
----------------------------------------------------------------------------------------------------------------------------
1999 Stock Option Plan      39,000        105,000        95,500        $132,600       $357,000      $335,638         $9.20
----------------------------------------------------------------------------------------------------------------------------
Directors' Plan                823             --            --         $(6,339)            --            --        $20.34
----------------------------------------------------------------------------------------------------------------------------

------------------------
(1) Based on trading price of Company common stock ($12.65) at the close of trading on June 30, 2001.


         In granting options to plan participants, the Compensation and Benefits Committee considers, among other things, position and years of service, and the value of the individual's services to the Company and the Bank. Options are exercisable on a cumulative basis in equal installments at a rate of 20% per year commencing one year from the date of grant; provided, however, that all options are 100% exercisable in the event the optionee terminates his employment due to death or disability. In addition, options under the 1992 Stock Option Plan also are 100% exercisable in the event the optionee terminates his employment due to retirement or in the event of a change-in- control of the Company or the Bank. The exercise price may be paid in cash or Common Stock. Under the plans, the Company may issue replacement options in exchange for previously granted non-statutory options at exercise prices that may be less than the previous exercise price, but may not be less than 85% of the fair market value of the Common Stock on the date such replacement options are granted.

         The term of stock options generally does not exceed 10 years from the date of grant. No incentive stock option granted in connection with the plans is exercisable more than three months after the date on which the optionee ceases to perform services for the Bank or the Company, except that, in the case of the 1992 Stock Option Plan, incentive stock options may be exercised for up to one year in the event of death, disability, retirement or a change-in- control of the Company, and in the case of the 1999 Stock Option Plan, incentive stock options may be exercised for up to five years in the event of death or disability. However, if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control, any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above. Options granted under the Directors' Plan expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director.

         Pursuant to the 1992 Stock Option Plan and the 1999 Stock Option Plan, the Compensation and Benefits Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

         The 1999 Stock Option Plan provides for dividend equivalent rights, which may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the plans as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

         The 1999 Stock Option Plan also provides for reload options, which may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

         Shares as to which awards may be granted under the plans, and shares then subject to awards, will be adjusted by the Compensation and Benefits Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

         Shares issued upon the exercise of a stock option may be either authorized but unissued shares, reacquired shares held by the Company as treasury stock, or shares purchased by the respective option plan. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the respective plan. Generally, in the discretion of the Compensation and Benefits Committee, all or any non-qualified stock options granted under a stock option plan may be transferrable by the participant but only to the persons or classes of persons determined by the Committee. No other award or any other right or interest therein is assignable or transferrable except under limited exceptions set forth in the option plan.

         No additional options were granted to the named executive officers in fiscal 2001. The table below sets forth certain information with respect to options exercised by named executive officers in fiscal 2001.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES
=========================================================================================================================
                                                                     Number of Unexercised      Value of Unexercised In-
           Name               Shares Acquired         Value                Options at             The-Money Options at
                               Upon Exercise        Realized            Fiscal Year-End             Fiscal Year-End
-------------------------------------------------------------------------------------------------------------------------
                                                                   Exercisable/Unexercisable   Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Barry E. Backhaus                  3,700             $32,130             11,688/32,000               $62,546 / N/A
Jon G. Cleghorn                    2,180             $21,395              7,177/20,000               $37,864 / N/A

===========================  =================  =================  ==========================  ==========================


         Recognition and Retention Plans. The Bank established in 1992 the First Federal Savings Bank of Siouxland Recognition and Retention Plan and Trust (the "1992 Recognition Plan"). In connection with the formation of the Company, shares of common stock of the Bank issued or issuable under the Recognition Plan were converted into shares of Company Common Stock. The Bank contributed funds to the Recognition Plan to enable the Recognition Plan to acquire in the aggregate 61,633 shares of Common Stock (as adjusted for stock distributions and the Conversion). In 1999, the Company established the 1999 Recognition and Retention Plan (the "1999 Recognition Plan"), which was approved by the Company stockholders in October 1999. The Bank provided sufficient funds for the 1999 Recognition Plan to acquire 79,050 authorized-but-unissued shares of Common Stock of the Company.

         The officers and key employees of the Company and the Bank are eligible to participate in the 1992 Recognition Plan. Key employees and outside directors of the Company and the Bank are eligible to participate in the 1999 Recognition Plan. Both plans are intended to provide plan participants with a proprietary interest in the Company in a manner designed to encourage such persons to remain with these entities and to provide further incentives to achieve corporate objectives.

         The non-employee directors of the Company's Compensation and Benefits Committee administer the plans and make awards under the plans. Awards are granted in the form of shares of Common Stock held by the plan. Awards are nontransferable and nonassignable and the shares awarded are earned (i.e., become vested) at a rate of 20% per year commencing one year from the date of the award. The Committee members may provide for a less or more rapid earnings rate with respect to awards granted under the plan. Awards become fully vested upon termination of employment due to death or disability. In addition, pursuant to the 1992 Recognition Plan, awards become fully vested following a termination of employment in connection with normal retirement or a change in the control of the Company. In all other cases where an officer terminates employment with the Company or the Bank prior to normal retirement, the officer's nonvested awards will be forfeited.

         When shares become vested, the participants will recognize income equal to the fair market value of the Common Stock at that time. The amount of income recognized by a participant will be a deductible expense for federal income tax purposes for the Company. Under the 1992 Recognition Plan, earned shares are distributed to participants as soon as practicable following the day on which they are earned. When shares become vested and are actually distributed, participants will also receive amounts equal to any accrued dividends (and interest thereon) with respect thereto. Prior to vesting, recipients of awards under the Recognition Plan may direct the voting of the shares allocated to them.

         Under the 1999 Recognition Plan, unvested shares are held by the Company in escrow. Dividends on unvested shares are distributed to participants when paid. In addition, participants have the right to vote the shares awarded to them, whether or not vested.

         Restricted stock awarded under these plans will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

         Deferred Compensation Plan for Directors. In March 1995, the Board of Directors of the Bank adopted a Deferred Compensation Plan for Directors (the "Deferred Plan"), which became effective on January 1, 1995. Pursuant to the Deferred Plan, directors of the Bank may elect to defer all or one-half of their fees received for service on the Board of Directors and on committees of the Board of Directors. The Bank shall credit to a special memorandum account the amounts of any such deferred fees as of the last day of each month. Interest will be paid on such amounts at a rate equal to the average weighted cost of certificates of deposit of the Bank for the previous month. Deferred fees will be paid out upon the death, disability or termination of a director as a director of the Bank. At the election of the director, the distribution may be paid out in a lump sum or in equal monthly installments over a period of ten years, or such shorter period as shall be approved by the Board of Directors.

         Discretionary Profit-Sharing Bonus Plan. In December 1994, the Board of Directors of the Bank established the Bank's Performance Pay Plan pursuant to which substantially all employees of the Bank are eligible for cash payments. In April 1997, the plan was changed to the Bank's Incentive Pay Plan. In January 1999, the plan was changed to a Discretionary Profit-Sharing Bonus Plan with payouts made annually to employees. The total amount available to be disbursed to employees is based upon the profits of the Bank and is calculated using a formula based upon the Bank's return on average assets. The amount each employee can receive is calculated as a percentage of his base salary, with 15% of the eligible amount based upon the employee's tenure and 85% based upon his individual performance as evaluated upon a variety of performance factors. Employees in sales positions participate in the Plan on a limited basis since they also have the opportunity to earn additional income through commissions. Executive management may receive incentive payouts equal to 25% of the amount available for all employees, distributed based upon compensation.

Certain Transactions with the Bank

         Under federal law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All loans made by First Federal to its officers, directors, and executive officers were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         As of June 30, 2001, the aggregate principal balance of loans outstanding for all Company executive officers and directors, and family members was $585,056.

Executive Compensation

         The following table sets forth for the fiscal years ended June 30, 2001, 2000, and 1999, certain information as to the total remuneration paid by the Bank to the Chief Executive Officer of the Bank and the Company, and each of the other executive officers of the Company who received salary and bonuses that in the aggregate exceeded $100,000 for fiscal year 2001.

                                         Annual Compensation (1)                  Long-Term Compensation
                                ----------------------------------------  -----------------------------------
                                                                                    Awards           Payouts
                                                                          ------------------------ ----------
                       Year                                    Other          All                                   All
      Name and         Ended                                  Annual      Restricted     Options/                  Other
 principal position    June                     Bonus      Compensation      Stock         SARS       LTIP      Compensation
                        30,        Salary      (3)(5)          (2)           Awards        (#)       Payouts         (4)
==================== =========  ===========  ==========  ===============  ===========  =========== ==========  ================
Barry E. Backhaus,     2001        $204,333     $26,000            $----        $----         ----      $----             $----
President and Chief    2000         200,000      42,277             ----      148,000       40,000       ----              ----
Executive Officer      1999         192,500        ----             ----         ----         ----       ----              ----
                                                                                              ----
-------------------- ---------  -----------  ----------  ---------------  -----------  ----------- ----------  ----------------
Jon G. Cleghorn,       2001        $129,752     $16,500            $----        $----         ----      $----            $ ----
Executive Vice         2000         127,000      30,573             ----      111,000       25,000       ----              ----
President and Chief    1999         122,500        ----             ----         ----         ----       ----              ----
Operating Officer
-------------------- ---------  -----------  ----------  ---------------  -----------  ----------- ----------  ----------------
Steven L. Opsal,       2001        $117,492     $14,950            $----        $----         ----      $----             $----
Executive Vice         2000         115,000      27,855             ----       92,500       25,000       ----           246,282
President              1999         112,500       2,539             ----         ----         ----       ----              ----

-------------------- ---------  -----------  ----------  ---------------  -----------  ----------- ----------  ----------------
Sandra H. Sabel,       2001         $85,820     $10,800            $----        $----         ----      $----             $----
Senior Vice            2000          83,000      20,302             ----       74,000       15,000       ----              ----
President              1999          78,833        ----             ----         ----         ----       ----              ----

==================== =========  ===========  ==========  ===============  ===========  =========== ==========  ================



------------------------
(1) The Company does not maintain a deferred compensation plan for employees. Amounts do not include benefits pursuant to the Bank's Pension Plan.
     See "Benefits."
(2) The Company also provides certain members of senior management with the use of an automobile, membership dues and other personal benefits. The aggregate amount of such other benefits provided to each of the named executive officers did not exceed the lesser of $50,000 or 10% of his cash compensation.
(3) Represents payout to the executive officer pursuant to the Bank's Discretionary Profit-Sharing Bonus Plan (See "Benefits--Discretionary Profit-Sharing Bonus Plan"), and the amounts in 2000 reflect $18,000, $15,240, $13,800 and $10,080 paid to Messrs. Backhaus, Cleghorn, Opsal and Ms. Sabel, respectively, pursuant to the Company's executive cash bonus plan tied to Company earnings per share targets, which plan was newly instituted in fiscal 2000.
(4) Represents cash realized upon the exercise of stock appreciation rights granted to Mr. Opsal in fiscal 1998 in connection with the Company's acquisition of GFS Bancorp, where Mr. Opsal served as President and Chief Executive Officer.
(5) For the year ended June 30, 2001, the amounts represent bonuses earned under the Discretionary Bonus and Profit Sharing Plan in fiscal year 2000 but paid in fiscal year 2001.

Employment Agreements

         The continued success of First Federal depends to a significant degree on the skills and competence of its officers. First Federal has entered into employment agreements with certain of its executive officers, including Barry E. Backhaus, President and Chief Executive Officer; Jon G. Cleghorn, Executive Vice President and Chief Operating Officer; Steven L. Opsal, Executive Vice President; and Sandra H. Sabel, Senior Vice President. The employment agreements are intended to assist First Federal in maintaining a stable and competent management base by enabling First Federal to offer protections to designated employees in the event of termination without cause in connection with a change in control, as defined in the employment agreements.

         The employment agreement for each executive officer has a term of 36 months. On each anniversary date, the agreement may be extended for an additional 12 months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 24 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Backhaus (as defined in the agreement) is $208,000; for Mr. Cleghorn - $132,080; for Mr. Opsal - $119,600; and for Mrs. Sabel - $87,360. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than disability, retirement, or for cause, or in the event of the executive's resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his or her current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his or her principal place of employment by more than 30 miles (with respect to Mr. Opsal, this restriction applies only through September 1, 2001), (iii) liquidation or dissolution of the Bank or the Company, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive or, in the event of death, his or her beneficiary would be entitled to a cash severance payment equal to 299% of the average of the last five years' compensation. Messrs. Backhaus, Cleghorn and Opsal, and Mrs. Sabel would receive an aggregate of $674,059, $432,734, $642,576 and $242,349, respectively, pursuant to the respective employment agreement upon a change in control of the Bank or the Company, based upon current level of compensation. The Bank would also continue the executive's life, health, dental and disability coverage for 36 months from the date of termination. In the event the payments to the executive would include an "excess parachute payment" as defined by the Internal Revenue Code of 1986, as amended (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

         Under the agreement, the executive's employment may be terminated upon retirement in accordance with any retirement policy established on behalf of the executive and with his or her consent. Upon the executive's retirement, he or she will be entitled to all benefits available to him or her under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay Base Salary to named beneficiaries for one year following death, and will also continue medical, dental, and other benefits to his or her family for one year. The employment agreement provides that, following termination of employment, the executive will not compete with the Bank for a period of one year.

Report of the Compensation and Benefits Committee on Executive Compensation

         Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The Chief Executive Officer and other executive officers did not receive compensation from the Company in fiscal year 2001. Consequently, the compensation discussed in this Compensation Committee Report relates to that provided by the Bank.

         The Compensation and Benefits Committee each December reviews the performance of senior management and approves changes to base compensation, bonuses and benefits for senior management. It is intended that the executive compensation program will enable the Company and the Bank to attract, develop and retain strong executive officers who are capable of maximizing the Company's performance for the benefit of the stockholders. The Committee has adopted a compensation strategy that seeks to provide competitive compensation strongly aligned with the financial performance of the Company and the Bank.

         The Committee uses a peer comparison employing at least two published compensation surveys in determining the salary, bonuses and benefits of senior management. While the Committee weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability and return on average assets as factors in setting the compensation of the Chief Executive Officer. In fiscal year

2000, in an effort to tie compensation more directly to earnings performance, the Committee instituted a bonus plan for the Company's executive officers, including its Chief Executive Officer, in which a cash bonus ranging from 3% to 12% of base salary would be paid on a sliding scale corresponding to the attainment of earnings per share targets. In fiscal year 2001, the minimum threshold requirement for payouts under the plan were not met so no bonus was paid for fiscal year 2001 to the executive officers. Other non-quantitative factors considered by the Committee in fiscal 2001 included general management oversight of the Company and the Bank, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described was considered by the Committee, such factors were not assigned a specific weighting in evaluating the performance of the Chief Executive Officer.

         After evaluating the foregoing factors, the Committee granted a 4% increase in the base salary of the Chief Executive Officer for calendar year 2001.

         This report has been provided by the Compensation and Benefits
Committee.

                  Allen J. Johnson                   Dr. Nancy A. Boysen
                  Gary L. Evans                      Dennis B. Swanstrom

Stock Performance Graph

         Set forth below is a stock performance graph comparing the yearly cumulative total return on the Company's Common Stock with (a) the yearly cumulative total return on stocks included in the Nasdaq National Market Index, and (b) the yearly cumulative total return on stocks included in the SNL Bank Index. The cumulative total return on the Company's common stock was computed assuming the reinvestment of dividends at the frequency rate with which dividends were paid during the period shown, and reflects the exchange of
1.64696 shares of Company Common Stock for each share of Bank common stock in April 1999. The information presented below is for the period beginning on June 30, 1996 and ending on June 30, 2001.

         There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

[GRAPHIC GRAPH PLOTTED POINTS LISTED BELOW]



                                       6/30/96    6/30/97    6/30/98    6/30/99    6/30/00     6/30/01
------------------------------------------------------------------------------------------------------
  First Federal Bankshares, Inc.        100.00     162.40     249.85     112.50      95.26      158.00
  Nasdaq National Market                100.00     121.60     160.06     230.22     340.39      184.53
  SNL Bank Index                        100.00     152.37     213.46     228.34     189.37      246.75
------------------------------------------------------------------------------------------------------

                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 2001 were KPMG LLP. The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the Company for the fiscal year ending June 30, 2002, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during fiscal year 2001.

         Audit Fees                                           $  96,450
         Financial Information Systems
           Design and Implementation Fees                     $      --
         All Other Fees                                       $  70,800

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining KPMG LLP's independence. The Audit Committee concluded that performing such services does not affect KPMG LLP's independence in performing its function as auditor of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 329 Pierce Street, Sioux City, Iowa 51101 no later than May 25, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                 ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE
                                AN ANNUAL MEETING


         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which next year's annual meeting of stockholders is expected to be held is October 24, 2002. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next Annual Meeting must be given to the Company by July 27, 2002. If notice is received after July 27, 2002, it will be considered untimely, and the Company will not be required to present the matter at the stockholders meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO SUZETTE F. HOEVET, SECRETARY, FIRST FEDERAL BANKSHARES, INC., 329 PIERCE STREET, SIOUX CITY, IOWA 51101 OR CALL
(712) 277-0200.


Sioux City, Iowa
September 21, 2001

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                             (Adopted May 18, 2000)



I.   Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors of First Federal Bankshares, Inc. (the Company) to assist the Board in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by the Company to the stockholders and others, the Company's system of internal controls, and the Company's audit, accounting and financial reporting process generally. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance.
         o Monitor the independence and performance of the Company's independent auditors and Internal Auditing Department.
         o Provide an avenue of communication among the independent auditors, management, the Internal Auditing Department and the Board of Directors.

II.      Audit Committee Composition and Meetings

         Audit Committee members shall be appointed by the Board and shall meet the requirements set forth by the National Association of Securities Dealers, Inc. (NASD) through its wholly owned subsidiary, the Nasdaq Stock Market, Inc. The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. No person may serve on the Committee who fails to satisfy NASD rules for "independent" audit committee members, as those rules may be amended from time to time. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise.

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the Manager of the Internal Auditing Department (or his/her designee), the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.     Audit Committee Responsibilities and Duties

         The duties and responsibilities of a member of the Audit Committee are in addition to those duties generally pertaining to a member of the Board of Directors and are as follows:

         Review Procedures
         -----------------

          1. Review and reassess the adequacy of this Charte at least annually and submit the Charter to the Board of Directors for re-approval. Annual proxy statements should include a statement indicating that the Audit Committee is governed by a charter. In accordance with Securities and Exchange Commission (SEC) regulations, the Charter should be published as an appendix to the proxy statement at least every three years or in the next annual proxy statement after any significant amendment to the Charter.

          2. Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, prior to the filing thereof, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Discuss certain matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61 - Communications with Audit Committees (SAS No. 61).

          3. In consultation with the management, the independent auditors, and the Manager of the Internal Auditing Department (or his/her designee), consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the Internal Auditing Department together with management's responses.

         Independent (External) Auditors
         -------------------------------

          4. Review the independence and the performance of the independent auditors annually and recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the shareholders.

          5. Review the actions of management in engaging an compensating the independent audit firm. Determine whether the engagement letter covers any significant areas of concern that the Audit Committee may have. Review significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

          6. In accordance with Independence Standards Board Standard No. 1 (ISBS No. 1), review annually a formal written statement from the independent auditors regarding all significant relationships they have with the Company. The Audit Committee should discuss with the independent auditors any relationships or services that could impair the auditors' independence. As necessary, the Audit Committee shall take, or recommend that the ful Board take, appropriate action to oversee the independence of the outside auditors.

          7. Prior to releasing the year-end financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61, as amended.

          8. If Statement on Auditing Standards No. 71 - Interim Financial Information reviews of interim financial statements uncover any significant matters as described in SAS No. 61, discuss such matters with the independent auditors prior to the filing of the Company's Form 10-Q or as soon as practicable thereafter in the circumstances.

         Internal Auditing Department and Legal Compliance
         -------------------------------------------------

          9. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the Internal Auditing Department, as needed.

          10. Review the appointment, performance, and replacement of the Manager of the Internal Auditing Department and the Department's staff. The Internal Auditing Department shall be responsible to senior management, but have a direct reporting responsibility to the Board through the Audit Committee.

          11. Review significant reports prepared by the Internal Auditing Department together with management's response and follow-up to these reports.

          12. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements.

          13. On at least an annual basis, review the Company compliance with applicable laws and regulations, and inquiries/reports received from regulators or governmental agencies.

          Other Audit Committee Responsibilities
               --------------------------------------

          14. Annually prepare a report to Shareholders as required by the SEC. The report should be included in the Company's annual proxy statement and should state whether the Audit Committee has:

               I. Reviewed and discussed the audited financial statements with management;
               II. Discussed with the independent auditor the matters required to be discussed by SAS No. 61; and
               III. Reviewed certain written disclosures from the external auditors regarding their independence as required by ISBS No. 1, and discussed with the auditors their independence.

                  Based on the foregoing, the report should also include a statement whether the Audit Committee recommended to the Board that the audited financial statements be included in the annual report filed with the SEC.

         15. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing with such recommendations as the Committee may deem appropriate.

         16. Establish and enforce a policy requiring that the Audit Committee be informed, on a timely basis, of any communications from the SEC (or other regulatory bodies that have authority over financial reporting or controls) in regard to the Company's filings.

         17. Perform any other activities consistent with this Charter, the Company's by- laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as all books, records, facilities and personnel of the Company. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

         The Audit Committee's primary responsibility is oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditors. Additionally, it is not the duty of the Committee to conduct investigations, or resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

                                 REVOCABLE PROXY

                         FIRST FEDERAL BANKSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 25, 2001

     The undersigned hereby appoints the official proxy committee consisting of the members of the Board of Directors of First Federal Bankshares, Inc. (the "Company") who are not named as nominees below, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders ("Meeting") to be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa, at 9:00 a.m. (Iowa time) on October 25, 2001. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                 FOR          VOTE WITHHELD
                                                -----         -------------
1.  The election as directors of all            [   ]             [   ]
    nominees listed below (except as
    marked to the contrary below) for
    the respective terms specified in
    the proxy statement:


    Barry E. Backhaus
    David S. Clay



INSTRUCTION:  To withhold your vote for
one or more nominees, write the name of
the nominee(s) on the lines below.


-----------------------

-----------------------

-----------------------


                                              FOR       AGAINST       ABSTAIN
2.  The ratification of the appointment      -----     ---------     ---------
    of KPMG LLP as auditors for the          [   ]       [   ]         [   ]
    fiscal year ending June 30, 2002.




The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 21, 2001, and audited financial statements.


Dated: _________________, 2001           [   ]   Check Box if You Plan to Attend
                                                 Meeting



---------------------------------        ---------------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


---------------------------------        ---------------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------